UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  June 21, 2002

CLECO CORPORATION
(Exact name of registrant as specified in its charter)

Louisiana	1-15759	72-1445282
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2030 Donahue Ferry Road, Pineville, Louisiana 71360-5226
(Address of principal executive offices including zip code)

Registrant's telephone number, including area code:  318/484-7400

Item 5.          Other Events

          On June 21, 2002, Cleco Corporation (the Company) completed its purchase of Mirant's 50 percent interest in a 725-megawatt power plant in northeast Louisiana.  For additional information regarding the Company's purchase, please refer to the Company's press release attached to this report as Exhibit 99.1.

Item 7.          Financial Statements and Exhibits

(c)	Exhibits
	Exhibit No.	Description

	99.1	Press release dated June 21, 2002 issued by the Company.

SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CLECO CORPORATION

Date: June 24, 2002	By: /s/ David M. Eppler
Name: David M. Eppler
Title: President and Chief Executive Officer